ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report for Federated Intermediate Income Fund, which covers the 12-month period from May 1, 1998, through April 30, 1999. It begins with a review of the bond market by the fund's portfolio manager, which is followed by a complete list of fund holdings and its financial statements.

During the reporting period, the fund's Institutional Shares delivered a total return of 5.03% 1 through dividend income totaling $0.60 per share while Institutional Service Shares delivered a total return of 4.77%1 through dividend income totaling $0.58 per share. The fund's net asset value declined slightly from $10.17 to $10.07 over the period for both share classes. Net assets totaled $233 million at the end of the reporting period.

Thank you for participating in the income potential of high-quality bonds through Federated Intermediate Income Fund.

As always, we welcome your comments, questions and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated Intermediate Income Fund invests primarily in high quality corporate debt securities rated in one of the four highest categories by a nationally recognized statistical rating organization. The fund may also invest in other high quality government and asset-backed securities. The fund duration is managed within a range of three to seven years.

The fiscal year period ended April 30, 1999, experienced massive swings in both economic activity and the resulting direction of interest rates. The initial six-month reporting period ended October 31, 1998 was very positive for most fixed income investors, particularly those in the highest quality debt sectors, as interest rate levels declined significantly for all points along the U.S. Treasury maturity spectrum. The decrease was caused by two predominant reasons:
1) a slower growth economic environment; and 2) dramatic economic/financial marketplace volatility in non-U.S. markets. In the summer of 1998, the global financial marketplace became far more unstable. Problems emanating out of Asia quickly spread to Russia and Latin America by the third quarter of 1998. The result was a worldwide "flight to quality" into U.S. Treasury securities, which had outperformed most investments worldwide.

In response to worldwide turmoil, the Federal Reserve Board (the "Fed") reversed monetary policy and began decreasing the fed funds rate, creating a further rally in high quality bonds. The star performers were U.S. Treasury securities, perceived to be the highest quality investment worldwide. All other investment grade sectors (corporate, mortgages, asset-backs) produced positive rates of return, but fell short of U.S. Treasury securities.

During the latter half of the fiscal year, the high quality fixed income environment demonstrated a complete reversal of the 1998 summer period. Over the past six months, however, confidence in global financial markets was largely restored, due in no small part to over 100 instances of interest rate reductions by central banks around the world. With increased liquidity and confidence came significant rebounds into those asset classes that had fallen sharply in value over the summer of 1998, namely global equity markets, emerging debt markets and domestic high yield securities. Given the rebound in the higher risk asset classes, the high quality bond markets lost their position as a "safety net" and domestic interest rates rose across the entire maturity spectrum. Thus, the past six months was a time of a negative total return for most high quality bond sectors such as; treasuries, agencies and high quality corporates.

Taken as a whole, interest rates ended the fiscal year at slightly lower levels and higher quality bond sectors modestly outperformed medium to lower quality securities. The fund did not meaningfully change its duration target over the past year, using 5.0 years as the approximate centering point. At fiscal year-end, the investment grade corporate sector represented the highest concentration at just over 63% of total assets. No significant changes are anticipated over the near term as the domestic economy continues to exhibit characteristics of both expansion (i.e., retail sales) and weakness (i.e., low capacity utilization).

     GROWTH   OF   $25,000   INVESTED   IN   FEDERATED    INTERMEDIATE    INCOME
FUND-INSTITUTIONAL SHARES

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed in the upper left hand corner. The Federated Intermediate Income Fund, (Institutional Shares) (the "Fund") is represented by a solid line. The Lehman Brothers Government/Corporate Total Index ("LBGCTI") is represented by a dotted line and the Lipper Intermediate-Term Investment Grade Debt Funds Average ("LIIGDFA") is represented by dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund, the LBGCTI, and the LIIGDFA. The "x" axis reflects computation periods from 12/20/93 to 4/30/99. The "y" axis reflects the cost of the investment, beginning with $20,000 and going up to $40,000, in increments of $5,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBGCTI and the LIIGDFA. The ending values were $35,553, $35,228, and $33,919, respectively.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 1999 1 Year 5.03% 5 Years 7.84% Start of Performance (12/20/93) 6.79%

The graph above illustrates the hypothetical investment of $25,000 1 in the Federated Intermediate Income Fund (Institutional Shares) (the "Fund") from December 20, 1993 (start of performance) to April 30, 1999, compared to the Lehman Brothers Government/Corporate Total Index (LBGCTI)2 and the Lipper Intermediate-Term Investment Grade Debt Funds Average (LIIGDFA).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCTI and the LIIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCTI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LIIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

     GROWTH   OF   $25,000   INVESTED   IN   FEDERATED    INTERMEDIATE    INCOME
FUND-INSTITUTIONAL SERVICE SHARES

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed in the upper left hand corner. The Federated Intermediate Income Fund, (Institutional Service Shares) (the "Fund") is represented by a solid line. The Lehman Brothers Government/Corporate Total Index ("LBGCTI") is represented by a dotted line and the Lipper Intermediate-Term Investment Grade Debt Funds Average ("LIIGDFA") is represented by dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund, the LBGCTI, and the LIIGDFA. The "x" axis reflects computation periods from 12/20/93 to 4/30/99. The "y" axis reflects the cost of the investment, beginning with $20,000 and going up to $40,000, in increments of $5,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBGCTI and the LIIGDFA. The ending values were $35,085, $35,228, and $33,919, respectively.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 1999 1 Year 4.77% 5 Years 7.57% Start of Performance (12/20/93) 6.53%

The graph above illustrates the hypothetical investment of $25,000 1 in the Federated Intermediate Income Fund (Institutional Service Shares) (the "Fund") from December 20, 1993 (start of performance) to April 30, 1999, compared to the Lehman Brothers Government/Corporate Total Index (LBGCTI)2 and the Lipper Intermediate-Term Investment Grade Debt Funds Average

(LIIGDFA).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCTI and the LIIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCTI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LIIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

APRIL 30, 1999

PRINCIPAL

AMOUNT                                                    VALUE

                 ASSET-BACKED SECURITIES-
                 3.2%
                 HOME EQUITY LOAN-0.8%

  $ 2,000,000    New Century Home Equity
                 Loan Trust 1997-NC5, Class

                 M2, 7.24%, 10/25/2028            $   1,904,380
                 STRUCTURED PRODUCT (ABS)-

                 1.5%

    2,000,000  1 125 Home Loan Owner Trust
                 1998-1A, Class M2, 7.75%,

                 2/15/2029                            1,814,380

      771,380    Green Tree Home Equity Loan
                 Trust 1999-A, Class B2A,

                 7.44%, 2/15/2029                       771,380
      500,000    Residential Funding Corp.
                 1993-S26, Series 1993-S26,
                 Class A10, 7.50%,

                 7/25/2023                              507,190
      300,000    Residential Funding Corp.
                 1993-S31, Series 1993-S31,
                 Class A7, 7.00%, 9/25/2023             284,763

       53,092    The Money Store Home Equity
                 Trust 1992-B, Class A,

                 6.90%, 7/15/2007                        53,093
                 TOTAL                                3,430,806

                 UTILITIES-0.9%

    2,000,000    California Infrastructure
                 & Economic Development
                 Bank Special Purpose Trust
                 PG&E-1, Class A8, 6.48%,

                 12/26/2009                           2,046,020

                 TOTAL ASSET-BACKED
                 SECURITIES (IDENTIFIED

                 COST $7,610,458)                     7,381,206
                 COLLATERALIZED MORTGAGE

                 OBLIGATIONS-0.1%
                 STRUCTURED PRODUCT (ABS)-

                 0.1%

      226,113    Prudential Bache CMO Trust

                 Series 8, Series 8, Class

                 F, 7.965%, 3/1/2019

                 (identified cost $252,526)             228,573
                 CORPORATE BONDS-59.3%

                 AEROSPACE & DEFENSE-1.0%
    1,500,000  1 British Aerospace Finance,

                 Inc., 7.50%, 7/1/2027                1,584,021
      800,000    McDonnell Douglas Finance
                 Corp., MTN, 6.375%,

                 7/15/1999                              802,176
                 TOTAL                                2,386,197

                 AIR TRANSPORTATION-0.2%
      425,000    Southwest Airlines Co.,

                 Deb., 7.375%, 3/1/2027                 437,856

                 AUTOMOBILE-1.7%
      750,000    Dana Corp., Note, 6.25%,

                 3/1/2004                               750,967
    2,000,000    Dana Corp., Note, 7.00%,
                 3/15/2028                            1,929,960
    1,400,000    Hertz Corp., Sr. Note,
                 7.00%, 1/15/2028                     1,364,104
                 TOTAL                                4,045,031


PRINCIPAL

AMOUNT                                                    VALUE

                 CORPORATE BONDS-continued

                 BANKING-10.4%
 $  1,250,000    ABN-AMRO Bank NV, Chicago,

                 Sub. Deb., 7.30%,

                 12/1/2026                       $    1,199,125
       40,000    Banc One Corp., Sub. Note,
                 7.25%, 8/1/2002                         41,548
      250,000    Banc One Corp., Sub. Note,
                 8.10%, 3/1/2002                        264,315

    2,000,000    Banco Santander SA, Bank
                 Guarantee, 7.875%,

                 4/15/2005                            2,134,240
      200,000    BankAmerica Corp., Sub.
                 Note, 7.75%, 7/15/2002                 210,608
    2,000,000    Barclays North America,
                 Deb., 9.75%, 5/15/2021               2,231,180
       10,000    Boatmen's Bancshares,
                 Inc., Sub. Note, 9.25%,

                 11/1/2001                               10,807
    2,100,000  1 CIBC Capital Funding LP,
                 Bank Guarantee, 6.40%,

                 12/17/2004                           2,101,029
       30,000    Central Fidelity Banks,
                 Inc., Sub. Note, 8.15%,

                 11/15/2002                              32,000
    2,000,000    City National Bank, Sub.
                 Note, 6.375%, 1/15/2008              1,963,880
       40,000    Corestates Capital Corp.,
                 Sub. Note, 5.875%,

                 10/15/2003                              39,868
    1,000,000  1 Den Danske Bank Group,
                 Note, 7.40%, 6/15/2010               1,036,270
      500,000  1 Den Danske Bank Group, Sub.
                 Note, 7.25%, 6/15/2005                 521,305
       30,000    First Union Corp., Sub.
                 Note, 8.00%, 11/15/2002                 31,927
    2,300,000    Merita Bank PLC, Sub. Note,
                 6.50%, 4/1/2009                      2,276,965
    2,000,000    National Australia Bank,
                 Ltd., Melbourne, Sub.
                 Note, Series B, 6.60%,

                 12/10/2007                           2,013,320
    3,000,000    National Bank of Canada,
                 Montreal, Sub. Note,

                 8.125%, 8/15/2004                    3,159,660
       15,000    NationsBank Corp., Sub.
                 Note, 7.625%, 4/15/2005                 16,091
      430,000    PNC Funding Corp., Sub.
                 Note, 6.875%, 7/15/2007                441,550
    2,750,000    Republic New York Corp.,
                 Sub. Note, 7.75%,

                 5/15/2009                            2,991,615
       30,000    Republic New York Corp.,
                 Sub. Note, 8.25%,

                 11/1/2001                               31,699
       10,000    Sovran Financial, Deb.,
                 9.75%, 6/15/1999                        10,056

      200,000    SunTrust Bank, Central
                 Florida, Sub. Note, 6.90%,

                 7/1/2007                               207,460
      255,000    SunTrust Banks, Inc.,
                 Note, 7.375%, 7/1/2002                 265,664
       15,000    SunTrust Banks, Inc., Sub.
                 Note, 6.125%, 2/15/2004                 15,100
    1,000,000  1 Swedbank, Sub., 7.50%,
                 11/29/2049                             994,297
                 TOTAL                               24,241,579

                 CHEMICALS & PLASTICS-0.7%
    1,500,000  1 Bayer Corp., Deb., 6.50%,

                 10/1/2002                            1,536,270
       40,000    Du Pont (E.I.) de Nemours &
                 Co., Note, 8.125%,

                 3/15/2004                               43,622
       30,000    PPG Industries, Inc.,
                 Note, 6.50%, 11/1/2007                  30,201
                 TOTAL                                1,610,093

                 ECOLOGICAL SERVICES &

                 EQUIPMENT-0.9%
    2,000,000    WMX Technologies, Inc.,

                 Deb., 8.75%, 5/1/2018                2,195,600

PRINCIPAL

AMOUNT                                                    VALUE

                 CORPORATE BONDS-continued

                 EDUCATION-2.0%
 $  2,075,000    Boston University, 7.625%,

                 7/15/2097                       $    2,174,289
    1,150,000    Columbia University, MTN,
                 8.62%, 2/21/2001                     1,212,226
    1,100,000    Harvard University,
                 Revenue Bonds, 8.125%

                 Bonds, 4/15/2007                     1,235,795
                 TOTAL                                4,622,310

                 ELECTRONICS-2.1%

      225,000    General Electric Cap
                 Corp., Sr. Note,

                 12/15/2007                             227,705

    1,500,000    General Electric Financial
                 Services, Inc., MTN,

                 9.18%, 12/30/2008                    1,816,125
    2,590,000    Harris Corp., Deb.,
                 10.375%, 12/1/2018                   2,736,309

       15,000    Rockwell International
                 Corp., Unsecd. Note,

                 6.625%, 6/1/2005                        15,384
                 TOTAL                                4,795,523

                 FINANCE - AUTOMOTIVE-3.8%
    1,750,000    Chrysler Financial Corp.,

                 Deb., 13.25%, 10/15/1999             1,819,685
    2,000,000    Ford Capital BV, Note,
                 9.375%, 5/15/2001                    2,136,120
       35,000    Ford Motor Credit Corp.,
                 Note, 7.75%, 3/15/2005                  37,638
       20,000    Ford Motor Credit Corp.,
                 Unsecd. Note, 7.75%,

                 10/1/1999                               20,212
    1,000,000    Ford Motor Credit Corp.,
                 Unsub., 6.875%, 6/5/2001             1,011,557
      485,000    General Motors Acceptance
                 Corp., MTN, 7.50%,

                 5/25/2000                              494,802

       45,000    General Motors Acceptance
                 Corp., Note, 6.25%,

                 1/11/2000                               45,266

      155,000    General Motors Acceptance
                 Corp., Note, 7.00%,

                 9/15/2002                              160,084

    1,175,000    General Motors Acceptance
                 Corp., Sr. Note, 6.75%,

                 2/7/2002                             1,201,332
    2,000,000    Meritor Automotive, Inc.,
                 Note, 6.80%, 2/15/2009               1,982,954
                 TOTAL                                8,909,650

                 FINANCE - RETAIL-0.2%
       50,000    Commercial Credit Co.,

                 Note, 5.55%, 2/15/2001                  49,879
       15,000    Commercial Credit Co.,
                 Note, 6.70%, 8/1/1999                   15,065
      395,000    Sears Roebuck Acceptance
                 Corp., MTN, 6.56%,

                 9/5/2000                               399,523
                 TOTAL                                  464,467

                 FINANCIAL INTERMEDIARIES-
                 4.6%

    2,000,000    Amvescap PLC, Sr. Note,

                 6.60%, 5/15/2005                     1,972,580
       40,000    CIT Group, Inc., Sr. Note,
                 6.375%, 5/21/1999                       40,044

    1,500,000    Donaldson, Lufkin and
                 Jenrette Securities Corp.,

                 Note, 6.875%, 11/1/2005              1,531,830
    1,000,000    Donaldson, Lufkin and
                 Jenrette Securities Corp.,
                 Sr. Note, 5.875%, 4/1/2002             997,250

       12,000    Equitable Cos., Inc., Sr.

                 Note, 6.75%, 12/1/2000                  12,152
      625,000    Lehman Brothers Holdings,
                 Inc., Note, 6.90%,

                 1/29/2001                              632,137

PRINCIPAL

AMOUNT                                                    VALUE

                 CORPORATE BONDS-continued
                 FINANCIAL INTERMEDIARIES-

                 CONTINUED
  $ 2,000,000    Lehman Brothers, Inc., Sr.

                 Sub. Note, 7.375%,

                 1/15/2007                       $    2,050,360
      500,000    Merrill Lynch & Co., Inc.,
                 Note, 6.875%, 3/1/2003                 515,485
       15,000    Merrill Lynch & Co., Inc.,
                 Note, 7.375%, 5/15/2006                 15,796
      100,000    Merrill Lynch & Co., Inc.,
                 Note, 8.30%, 11/1/2002                 107,490
       65,000    Merrill Lynch & Co., Inc.,
                 Note, 8.375%, 2/9/2000                  66,414
      750,000    Merrill Lynch & Co., Inc.,
                 Sr. Unsub., 6.00%,

                 2/17/2009                              724,252
      920,000    Morgan Stanley Group,
                 Inc., Deb., 9.375%,

                 6/15/2001                              985,449
        5,000    Salomon, Inc., Note,
                 6.375%, 10/1/2004                        5,021
       10,000    Salomon, Inc., Note,
                 6.625%, 11/15/2003                      10,201
       30,000    Norwest Corp., Note,
                 5.75%, 2/1/2003                         29,927

      963,375  1 World Financial, Pass Thru
                 Cert., Series 96 WFP-B,

                 6.91%, 9/1/2013                        968,620
                 TOTAL                               10,665,008

                 FINANCIAL SERVICES-1.5%

      250,000    American Express Credit
                 Corp., Deb., 8.50%,

                 6/15/1999                              251,057

       20,000    Associates Corp. of North
                 America, Sr. Note, 6.00%,

                 6/15/2000                               20,111

    2,000,000    Associates Corp. of North
                 America, Sr. Note, 6.68%,

                 9/17/1999                            2,011,500

       35,000    Associates Corp. of North
                 America, Sr. Note, 6.75%,

                 10/15/1999                              35,248
       50,000    Avco Financial Services,
                 Inc., Sr. Note, 8.50%,

                 10/15/1999                              50,760

       30,000    Deere (John) Capital
                 Corp., Sr. Note, 6.50%,

                 9/20/1999                               30,171

       15,000    Deere (John) Capital
                 Corp., Sr. Note, 7.52%,

                 3/6/2000                                15,223
       10,000    Paccar Financial Corp.,
                 Sr. Note, 6.18%, 2/15/2001              10,081
    1,000,000    Simon Property Group,
                 Inc., Note, 7.125%,

                 2/9/2009                               985,810
                 TOTAL                                3,409,961

                 FOOD PRODUCTS-0.1%

        5,000    Grand Metropolitan
                 Investment Corp., 9.00%,

                 8/15/2011                                6,050

        5,000    Grand Metropolitan
                 Investment Corp., Unsecd.

                 Note, 6.50%, 9/15/1999                   5,022
      300,000    General Foods Corp., Deb.,
                 6.00%, 6/15/2001                       300,321
       25,000    Union Camp Corp., Note,
                 6.50%, 11/15/2007                       24,765
                 TOTAL                                  336,158


PRINCIPAL

AMOUNT                                                    VALUE

                 CORPORATE BONDS-continued
                 FOREST PRODUCTS-1.1%

 $    300,000    Fort James Corp., Sr. Note,
                 6.234%, 3/15/2001               $      302,070
    1,000,000    James River Corp. of
                 Virginia, Deb., 8.375%,

                 11/15/2001                           1,050,404
    1,000,000    Quno Corp., Sr. Note,
                 9.125%, 5/15/2005                    1,066,509
       25,000    Weyerhaeuser Co., Deb.,
                 9.05%, 2/1/2003                         27,366
                 TOTAL                                2,446,349

                 HEALTH SERVICES-0.4%
    1,000,000    Aetna Services, Inc.,

                 Company Guarantee, 6.75%,

                 8/15/2001                            1,014,500
                 INDUSTRIAL PRODUCTS &

                 EQUIPMENT-0.2%
       10,000    Air Products & Chemicals,

                 Inc., Note, 7.375%,

                 5/1/2005                                10,538
       30,000    Dresser Industries, Inc.,
                 Note, 6.25%, 6/1/2000                   30,290
      300,000    Illinois Tool Works, Inc.,
                 Note, 5.875%, 3/1/2000                 301,455
       25,000    Ingersoll-Rand Co., Note,
                 6.51%, 12/1/2004                        25,434
       10,000    Ingersoll-Rand Co., Note,
                 6.60%, 8/1/2000                         10,123
                 TOTAL                                  377,840

                 INSURANCE-6.8%
    2,500,000    Allmerica Financial Corp.,

                 Sr. Note, 7.625%,

                 10/15/2025                           2,587,900
    2,000,000    CNA Financial Corp., Deb.,
                 7.25%, 11/15/2023                    1,935,600
    2,000,000  1 Equitable Life, Note,
                 7.70%, 12/1/2015                     2,150,520
    1,500,000    GEICO Corp., Deb., 9.15%,
                 9/15/2021                            1,667,595
       25,000    ITT Hartford Group, Inc.,
                 Note, 8.30%, 12/1/2001                  26,480
       15,000    Lincoln National Corp.,
                 Note, 7.625%, 7/15/2002                 15,587
      250,000    MBIA INS Corp., Deb.,
                 9.00%, 2/15/2001                       263,333
      900,000    Provident Cos., Inc.,
                 Bond, 7.405%, 3/15/2038                864,909
    2,000,000  1 Reinsurance Group of
                 America, Sr. Note, 7.25%,

                 4/1/2006                             2,092,392
    1,500,000    SunAmerica, Inc., MTN,
                 7.34%, 8/30/2005                     1,599,810
    1,000,000    SunAmerica, Inc., Note,
                 Series 2, 6.20%,

                 10/31/1999                           1,005,660
      400,000    SunAmerica, Inc., Sr.
                 Note, 6.20%, 10/31/1999                401,936
    1,250,000 1  Union Central Life
                 Insurance Co., Note,

                 8.20%, 11/1/2026                     1,340,175
                 TOTAL                               15,951,897

                 LEISURE & ENTERTAINMENT-
                 1.0%

       40,000    Disney (Walt) Co., Bond,

                 6.375%, 3/30/2001                       40,658
    2,100,000    Paramount Communications,
                 Inc., Sr. Deb., 8.25%,

                 8/1/2022                             2,212,434
                 TOTAL                                2,253,092


PRINCIPAL

AMOUNT                                                    VALUE

                 CORPORATE BONDS-continued
                 MACHINERY & EQUIPMENT-0.7%

 $  1,600,000    Continental Airlines,
                 Inc., Pass Thru Cert.,
                 Series 1997-4 B, 6.90%,

                 1/2/2017                        $    1,607,856
                 METALS & MINING-1.4%
    3,000,000    Barrick Gold Corp., Deb.,

                 7.50%, 5/1/2007                      3,147,420
                 MUNICIPAL SERVICES-3.9%

    1,250,000    Atlanta & Fulton County, GA
                 Recreation Authority,
                 Taxable Revenue Bonds,
                 Series 1997, 7.00% Bonds
                 (Downtown Arena
                 Project)/(FSA INS),

                 12/1/2028                            1,248,400

    1,325,000    Kansas City, MO Redevelopment Authority, 7.65% Bonds (FSA LOC),

                 11/1/2018                            1,388,388

    2,000,000    McKeesport, PA, Taxable GO
                 Series B 1997, 7.30% Bonds

                 (MBIA INS), 3/1/2020                 2,017,820

    1,000,000    Miami Florida Revenue
                 Pension Obligation, 7.20%
                 Bonds (AMBAC LOC),

                 12/1/2025                              992,990
    1,250,000    Minneapolis/St. Paul, MN
                 Airport Commission, UT GO
                 Taxable Revenue Bonds
                 (Series 9), 8.95% Bonds
                 (Minneapolis/St. Paul,

                 MN), 1/1/2022                        1,372,800

    1,000,000    Pittsburgh, PA Urban Redevelopment Authority, 9.07% Bonds (CGIC
                 GTD),

                 9/1/2014                             1,134,330
    1,000,000    St. Johns County, FL
                 Convention Center, Taxable
                 Municipal Revenue Bonds,
                 8.00% Bonds (FSA INS),

                 1/1/2026                             1,041,730
                 TOTAL                                9,196,458

                 OIL & GAS-2.0%
       10,000    Atlantic Richfield Co.,

                 Deb., 9.125%, 3/1/2011                  12,387
    1,750,000  1 Baker Hughes, Inc., Sr.
                 Note, 6.25%, 1/15/2009               1,722,525
    1,750,000    Phillips Petroleum Co.,
                 Deb., 9.18%, 9/15/2021               1,892,083
    1,000,000    Sun Co., Inc., 9.00%,
                 11/1/2024                            1,142,680
                 TOTAL                                4,769,675

                 PHARMACEUTICAL-0.3%

      500,000    American Home Products
                 Corp., Note, 7.70%,

                 2/15/2000                              509,355

      250,000    American Home Products
                 Corp., Note, 7.90%,

                 2/15/2005                              272,253
                 TOTAL                                  781,608

                 RAIL INDUSTRY-0.4%
      905,329    Atchison Topeka & SF RR,

                 Equip. Trust, 6.55%,

                 1/6/2013                               900,404
                 REAL ESTATE-0.3%

      900,000    Storage USA, Deb., 7.50%,

                 12/1/2027                              807,849

PRINCIPAL

AMOUNT                                                    VALUE

                 CORPORATE BONDS-continued

                 RETAILERS-1.7%
 $  1,000,000    Dayton-Hudson Corp., Deb.,

                 10.00%, 12/1/2000               $    1,066,360
       15,000    Dillard Investment, Deb.,
                 9.25%, 2/1/2001                         15,791
    2,000,000    May Department Stores Co.,
                 Deb., 8.125%, 8/15/2035              2,161,680
      500,000    Sears, Roebuck & Co., MTN,
                 7.32%, 4/24/2000                       507,565
      100,000    Wal-Mart Stores, Inc.,
                 Note, 9.10%, 7/15/2000                 104,216
                 TOTAL                                3,855,612

                 SOVEREIGN GOVERNMENT-2.0%
    1,000,000    Quebec, Province of, Deb.,

                 9.125%, 8/22/2001                    1,063,751
      200,000    Quebec, Province of,
                 11.00%, 6/15/2015                      219,756
    1,000,000    Quebec, Province of, Deb.,
                 13.25%, 9/15/2014                    1,073,430
    1,000,000    Sweden, Government of,
                 Deb., 10.25%, 11/1/2015              1,291,400
    1,000,000    Victoria Public Authority,
                 Local Gov't. Guarantee,

                 8.25%, 1/15/2002                     1,066,922
                 TOTAL                                4,715,259

                 SURFACE TRANSPORTATION-
                 1.4%

    3,000,000    Trans Ocean Container
                 Corp., Sr. Sub. Note,

                 12.25%, 7/1/2004                     3,227,880
                 TECHNOLOGY SERVICES-1.0%

       35,000    Lucent Technologies, Inc.,
                 Note, 6.90%, 7/15/2001                  35,973
    2,200,000    Dell Computer Corp., Deb.,
                 7.10%, 4/15/2028                     2,196,656
                 TOTAL                                2,232,629
                 TELECOMMUNICATIONS &
                 CELLULAR-2.1%

    1,850,000    BellSouth
                 Telecommunications, Inc.,

                 Note, 6.00%, 6/15/2002               1,866,095
    2,250,000    Cox Communications, Inc.,
                 MTN, 6.69%, 9/20/2004                2,286,608
      800,000    New England Telephone &
                 Telegraph, Deb., 8.625%,

                 8/1/2001                               851,648
                 TOTAL                                5,004,351

                 UTILITIES-3.4%
      250,000    Central Illinois Public,

                 1st Mtg. Bond, 6.00%,

                 4/1/2000                               251,545
      250,000    Consolidated Edison Co.,
                 Deb., Series 92B, 7.625%,

                 3/1/2004                               266,630
       60,000    Duke Energy Corp., 1st Ref.
                 Mtg., 6.25%, 8/12/1999                  60,224
    1,250,000    Enersis S.A., Note, 7.40%,
                 12/1/2016                            1,172,550
    1,500,000  1 Israel Electric Corp.
                 Ltd., Sr. Note, 7.875%,

                 12/15/2026                           1,428,240
      400,000  1 Israel Electric Corp.
                 Ltd., Sr. Secd. Note,

                 7.75%, 3/1/2009                        410,738
       30,000    Michigan Consolidated Gas,
                 1st Mtg. Bond, 6.80%,

                 6/15/2003                               31,204
      300,000    Midwest Power Systems,
                 Inc., Mtg. Bond, 6.75%,

                 2/1/2000                               302,163

      180,000    Minnesota Power and Light
                 Co., 1st Mtg. Bond, 7.75%,

                 6/1/2007                               191,815

SHARES OR

PRINCIPAL

AMOUNT                                                    VALUE

                 CORPORATE BONDS-continued

                 UTILITIES-CONTINUED

 $  2,250,000    National Rural Utilities
                 Cooperative Finance Corp.,

                 MTN,

                 5.75%, 12/1/2008                $    2,176,403
    1,200,000    Puget Sound Energy, Inc.,
                 MTN, 7.02%, 12/1/2027                1,205,436
        5,000    Sonat, Inc., Note, 6.875%,
                 6/1/2005                                 5,075
      500,000  1 Tenaga Nasional Berhad,
                 Deb., 7.50%, 1/15/2096                 401,030
                 TOTAL                                7,903,053

                 TOTAL CORPORATE BONDS
                 (IDENTIFIED COST

                 $137,252,468)                      138,313,165
                 GOVERNMENT AGENCIES-7.8%

                 GOVERNMENT AGENCY-7.8%

    1,250,000    Federal Farm Credit
                 System, MTN, 5.93%,

                 8/7/2008                             1,243,825

      100,000    Federal Home Loan Bank

                 System, 6.00%, 6/30/2003               100,069
    1,500,000    Federal Home Loan Bank
                 System, Note, Series HH07,
                 6.90%, 2/7/2007                      1,586,595

    2,500,000    Federal Home Loan Bank
                 System, Sr. Note, 5.80%,

                 9/2/2008                             2,473,425

    2,500,000    Federal Home Loan Mortgage
                 Corp., Deb., 8.05%,

                 4/5/2010                             2,562,100

    2,000,000    Federal Home Loan Mortgage
                 Corp., Deb., 8.29%,

                 9/30/2009                            2,107,320

      500,000    Federal National Mortgage
                 Association, 8.25%,

                 12/18/2000                             522,785

      150,000    Federal National Mortgage
                 Association, MTN, 6.25%,

                 12/13/2002                             150,906

    1,650,000    Federal National Mortgage
                 Association, MTN, 6.71%,

                 7/24/2001                            1,697,784

    5,105,000    Tennessee Valley
                 Authority, 8.625%,

                 11/15/2029                           5,239,772

      500,000    Tennessee Valley
                 Authority, 6.125%,

                 7/15/2003                              500,100

                 TOTAL GOVERNMENT AGENCIES
                 (IDENTIFIED COST

                 $18,274,873)                        18,184,681
                 PREFERRED STOCKS-1.0%

                 TECHNOLOGY SERVICES-0.9%
       21,103    Microsoft Corp.,

                 Cumulative Conv. Pfd.,

                 Series A, $2.20                      2,097,111
                 TELECOMMUNICATIONS &
                 CELLULAR-0.1%

        6,100    AT&T Corp., Pfd.                       159,363
                 TOTAL PREFERRED STOCKS
                 (IDENTIFIED COST

                 $2,026,461)                          2,256,474
                 MUTUAL FUNDS-14.4%

    3,381,412    Federated Mortgage Core
                 Portfolio (at net asset

                 value $33,804,618)                  33,712,675
PRINCIPAL

AMOUNT                                                    VALUE

                 TREASURY SECURITIES-12.0%
                 U.S. TREASURY BONDS-5.6%

 $  1,910,000    Bond, 5.25%, 2/15/2029          $    1,792,860
    1,900,000    Bond, 6.125%, 11/15/2027             1,963,194
    2,500,000    Bond, 6.375%, 8/15/2027              2,665,225
      255,000    Bond, 7.125%, 2/15/2023                293,311
      140,000    Bond, 7.875%, 2/15/2021                172,862
    1,400,000    Bond, 8.50%, 2/15/2020               1,824,858
      265,000    Bond, 9.875%, 11/15/2015               376,062
    1,500,000    Bond, 10.75%, 8/15/2005              1,921,635
    1,500,000    Bond, 11.625%, 11/15/2004            1,943,430
       75,000    Bond, 12.00%, 8/15/2013                108,980
                 TOTAL                               13,062,417
                 U.S. TREASURY NOTES-6.4%

    2,000,000    Note, 4.75%, 2/15/2004               1,960,620
      250,000    Note, 5.50%, 2/28/2003                 252,243
      250,000    Note, 5.625%, 12/31/2002               253,253
      250,000    Note, 5.75%, 10/31/2000                252,533
        5,000    Note, 5.75%, 8/15/2003                   5,092
      150,000    Note, 5.875%, 11/15/1999               150,867
      250,000    Note, 5.875%, 11/30/2001               254,388
      250,000    Note, 6.00%, 7/31/2002                 255,805
      250,000    Note, 6.125%, 9/30/2000                253,638
      150,000    Note, 6.25%, 1/31/2002                 154,137
    3,000,000    Note, 6.25%, 2/15/2007               3,156,090
      200,000    Note, 6.25%, 4/30/2001                 204,340
       50,000    Note, 6.375%, 7/15/1999                 50,187
      250,000    Note, 6.375%, 8/15/2002                258,608
      250,000    Note, 6.375%, 9/30/2001                256,938

PRINCIPAL

AMOUNT                                                    VALUE

                 TREASURY SECURITIES-

                 continued

                 U.S. TREASURY NOTES-

                 CONTINUED

 $  1,860,000    Note, 6.50%, 8/15/2005          $    1,971,377
      200,000    Note, 6.875%, 3/31/2000                203,530
      500,000    Note, 7.50%, 11/15/2001                526,635
    3,240,000    Note, 7.75%, 11/30/1999              3,294,853
       25,000    Note, 7.875%, 11/15/1999                25,409
    1,000,000    Note, 7.875%, 11/15/2004             1,120,250
                 TOTAL                               14,860,793
                 TOTAL TREASURY SECURITIES
                 (IDENTIFIED COST

                 $28,062,534)                        27,923,210
                 REPURCHASE AGREEMENT-0.8% 2

    1,775,000    ABN AMRO, Inc., 4.94%,
                 dated 4/30/1999, due
                 5/3/1999 (at amortized

                 cost)                                1,775,000

                 TOTAL INVESTMENTS
                 (IDENTIFIED COST

                 $229,058,938) 3                  $ 229,774,984

1 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been deemed liquid based upon criteria approved by the fund's board of directors. At April 30, 1999, these securities amounted to $20,101,812 which represents 8.6% of net assets.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $229,058,938. The net unrealized appreciation/depreciation of investments on a federal tax basis amounts to $716,046 which is comprised of $2,637,266 appreciation and $1,921,220 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($233,028,680) at April 30, 1999.

The following acronyms are used throughout this portfolio:

AMBAC -American Municipal Bond Assurance Corporation CGIC -Capital Guaranty Insurance Corporation CMO -Collateralized Mortgage Obligation FSA -Financial Security Assurance GO -General Obligation GTD -Guaranty INS -Insured LOC -Letter of Credit MBIA -Municipal Bond Investors Assurance MTN -Medium Term Note UT -Unlimited Tax

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 1999


ASSETS:
Total investments in
securities, at value
(identified and tax cost
$229,058,938)                                 $ 229,774,984
Income receivable                                 3,684,399
Receivable for investments
sold                                                761,147
Receivable for shares sold                          608,378
TOTAL ASSETS                                    234,828,908
LIABILITIES:

Payable for investments
purchased                       $ 744,225
Payable for shares
redeemed                          125,484
Income distribution
payable                           871,251
Accrued expenses                   59,268
TOTAL LIABILITIES                                 1,800,228
Net assets for                                   23,149,516
shares outstanding                            $ 233,028,680
NET ASSETS CONSIST OF:

Paid in capital                               $ 231,735,094
Net unrealized
appreciation of
investments                                         716,046
Accumulated net realized
gain on investments                                 548,291
Undistributed net
investment income                                    29,249
TOTAL NET ASSETS                              $ 233,028,680
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$219,824,297 / 21,837,776
shares outstanding                                   $10.07
INSTITUTIONAL SERVICE
SHARES:
$13,204,383 / 1,311,740
shares outstanding                                   $10.07

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED APRIL 30, 1999


INVESTMENT INCOME:
Dividends                                                          $    442,457
Interest (net of dollar
roll expense of $16,692)                                             12,626,090
TOTAL INCOME                                                         13,068,547
EXPENSES:

Investment advisory fee                          $ 1,017,158
Administrative personnel
and services fee                                     154,999
Custodian fees                                        17,035
Transfer and dividend
disbursing agent fees and
expenses                                              91,662
Directors'/Trustees' fees                              5,209
Auditing fees                                         17,635
Legal fees                                             5,690
Portfolio accounting fees                             88,225
Distribution services fee-
Institutional Service
Shares                                                22,093
Shareholder services fee-
Institutional Shares                                 486,487
Shareholder services fee-
Institutional Service
Shares                                                22,093
Share registration costs                              46,118
Printing and postage                                  32,650
Insurance premiums                                     1,921
Miscellaneous                                         10,843
TOTAL EXPENSES                                     2,019,818
WAIVERS:
Waiver of investment
advisory fee                    $  (361,410)
Waiver of distribution
services fee-Institutional
Service Shares                      (7,953)
Waiver of shareholder
services fee-Institutional
Shares                            (486,487)
Waiver of shareholder
services fee-Institutional
Service Shares                     (14,139)
TOTAL WAIVERS                                       (869,989)
Net expenses                                                          1,149,829
Net investment income                                                11,918,718
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENT:
Net realized gain on
investments                                                             553,848
Net change in unrealized
appreciation
(depreciation) of
investments                                                          (3,196,353)
Net realized and
unrealized gain (loss) on
investments                                                          (2,642,505)
Change in net assets
resulting from operations                                          $  9,276,213

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED APRIL 30                         1999                1998
INCREASE (DECREASE) IN NET

ASSETS
OPERATIONS:

Net investment income            $    11,918,718       $   9,264,881
Net realized gain on
investments ($548,291 and
$356,180, respectively,
as computed for federal tax

purposes)                                553,848             468,050
Net change in unrealized
appreciation/depreciation             (3,196,353)          4,611,356
CHANGE IN NET ASSETS

RESULTING FROM OPERATIONS              9,276,213          14,344,287
DISTRIBUTIONS TO
SHAREHOLDERS:

Distributions from net
investment income

Institutional Shares                 (11,439,982)         (9,121,587)
Institutional Service
Shares                                  (499,158)           (111,464)
Distributions from net
realized gains
Institutional Shares                     (83,351)                  -
Institutional Service
Shares                                    (4,200)                  -
CHANGE IN NET ASSETS
RESULTING FROM

DISTRIBUTIONS

TO SHAREHOLDERS                      (12,026,691)         (9,233,051)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                               119,291,368          87,933,934
Net asset value of shares
issued to shareholders in
payment of
distributions declared                 3,073,325           1,772,639
Cost of shares redeemed              (67,819,828)        (35,680,483)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                          54,544,865          54,026,090
Change in net assets                  51,794,387          59,137,326
NET ASSETS:

Beginning of period                  181,234,293         122,096,967
End of period (including
undistributed net
investment income of $29,249
and $43,916, respectively)       $   233,028,680       $ 181,234,293

See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED APRIL 30                                       1999         1998         1997        1996        1995
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.17       $ 9.79       $ 9.77      $ 9.55      $ 9.53
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                     0.60         0.63         0.63        0.66        0.66
Net realized and unrealized gain (loss)
on investments.                                          (0.10)        0.38         0.03        0.22        0.02
TOTAL FROM INVESTMENT OPERATIONS                          0.50         1.01         0.66        0.88        0.68
LESS DISTRIBUTIONS:

Distributions from net investment income                 (0.60)       (0.63)       (0.63)      (0.66)      (0.66)
Distributions from net realized gain on investments       0.00 1          -        (0.01)          -           -
TOTAL DISTRIBUTIONS                                      (0.60)       (0.63)       (0.64)      (0.66)      (0.66)
NET ASSET VALUE, END OF PERIOD                          $10.07       $10.17       $ 9.79      $ 9.77      $ 9.55
TOTAL RETURN 2                                            5.03%       10.58%        7.00%       9.13%       7.53%

RATIOS TO AVERAGE NET ASSETS:

Expenses 3                                                0.98%        1.02%        1.12%       1.40%       1.70%
Net investment income 3                                   5.44%        5.83%        5.91%       5.67%       5.90%
Expenses (after waivers)                                  0.55%        0.55%        0.55%       0.55%       0.48%
Net investment income (after waivers)                     5.87%        6.30%        6.48%       6.52%       7.12%
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)               $219,824     $176,712     $121,307     $87,493     $32,508
Portfolio turnover                                          41%          44%          55%         66%         88%

1 Amount represents less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED APRIL 30              1999       1998       1997       1996       1995
NET ASSET VALUE, BEGINNING

OF PERIOD                      $10.17     $ 9.79     $ 9.76     $ 9.55     $ 9.53
INCOME FROM INVESTMENT
OPERATIONS:

Net investment income            0.58       0.61       0.61       0.63       0.64
Net realized and
unrealized gain (loss) on
investments                     (0.10)      0.38       0.04       0.21       0.02
TOTAL FROM INVESTMENT

OPERATIONS                       0.48       0.99       0.65       0.84       0.66
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.58)     (0.61)     (0.61)     (0.63)     (0.64)
Distributions from net
realized gain on
investments                      0.00 1        -      (0.01)         -          -
TOTAL DISTRIBUTIONS             (0.58)     (0.61)     (0.62)     (0.63)     (0.64)
NET ASSET VALUE, END OF

PERIOD                         $10.07     $10.17     $ 9.79     $ 9.76     $ 9.55
TOTAL RETURN 2                   4.77%     10.31%      6.73%      8.86%      7.27%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 3                       1.23%      1.27%      1.37%      1.65%      1.94%
Net investment income 3          5.21%      5.56%      5.64%      5.46%      5.63%
Expenses (after waivers)         0.80%      0.80%      0.80%      0.80%      0.72%
Net investment income
(after waivers)                  5.64%      6.03%      6.21%      6.31%      6.85%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                 $13,204     $4,522       $790       $508       $276
Portfolio turnover                 41%        44%        55%        66%        88%

1 Amount represents less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 1999

ORGANIZATION

Federated Income Securities Trust (the "Trust") is registered under the

Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of two portfolios. The financial statements included herein are only those of Federated Intermediate Income Fund (the "Fund").

The investment objective of the Fund is to provide current income. The financial statements of the other portfolio is presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to market discount. The following reclassifications have been made to the financial statements.

          INCREASE (DECREASE)

                      UNDISTRIBUTED

ACCUMULATED          NET INVESTMENT
NET REALIZED GAINS           INCOME
$5,755                     ($5,755)

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Trust's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


YEAR ENDED APRIL 30                                        1999                                 1998
INSTITUTIONAL SHARES:                            SHARES             AMOUNT          SHARES              AMOUNT
Shares sold                                    10,386,832       $ 106,338,141      8,315,206       $  83,824,071
Shares issued to shareholders in payment of

distributions declared                            261,456           2,678,552        167,124           1,687,992
Shares redeemed                                (6,189,112)        (63,408,065)    (3,490,041)        (35,185,913)
NET CHANGE FROM INSTITUTIONAL

SHARE TRANSACTIONS                              4,459,176       $  45,608,628      4,992,289       $  50,326,150


YEAR ENDED APRIL 30                                        1999                                 1998
INSTITUTIONAL SERVICE SHARES:                    SHARES             AMOUNT          SHARES              AMOUNT
Shares sold                                     1,259,281       $  12,953,227        404,462       $   4,109,863
Shares issued to shareholders in payment of

distributions declared                             38,583             394,773          8,355              84,647
Shares redeemed                                  (430,825)         (4,411,763)       (48,804)           (494,570)
NET CHANGE FROM INSTITUTIONAL SERVICE

SHARE TRANSACTIONS                                867,039       $   8,936,237        364,013       $   3,699,940
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS                              5,326,215       $  54,544,865      5,356,302       $  54,026,090

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser, receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of average daily net assets of the Institutional Service Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1999, were as follows:

Purchases     $ 142,748,827
Sales         $  79,693,827

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF
FEDERATED INTERMEDIATE INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Intermediate Income Fund (one of the portfolios constituting Federated Income Securities Trust) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Intermediate Income Fund, a portfolio of Federated Income Securities Trust, at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

[Graphic]

Ernst & Young LLP

Boston, Massachusetts
June 21, 1999

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN
JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated

World-Class Investment Manager

ANNUAL REPORT

Federated Intermediate Income Fund

ANNUAL REPORT
TO SHAREHOLDERS

APRIL 30, 1999

[Graphic]
Federated

Federated Intermediate Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 31420C407
Cusip 31420C506
G00715-02 (6/99)

[Graphic]

ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Annual Report to Shareholders for Federated Short-Term Income Fund, a portfolio of Federated Income Securities Trust. The Report covers the 12-month period from May 1, 1998 through April 30, 1999. It begins with a review of the bond market by the fund's portfolio manager, which is followed by a complete list of fund holdings and its financial statements.

On behalf of investors, the fund pursues income through a diversified portfolio consisting primarily of short-term, high-quality debt securities. At the end of the reporting period, the fund's portfolio was invested primarily in corporate bonds/asset-backed securities (60.1%), followed by non-government agency mortgage-backed securities (29.7%), a repurchase agreement (6.0%), government agency mortgage-backed securities (4.5%) and U.S. Treasury notes (3.1%).

During the 12-month reporting period, Institutional Shares produced a total return of 5.25% 1 through dividends totaling $0.52 per share. Institutional Service Shares produced a total return of 4.99%1 through dividends totaling $0.50 per share.1 Total net assets in the fund reached $213.6 million at the reporting period's end.

Thank you for selecting Federated Short-Term Income Fund as a high-quality, short-term income investment. As always, we welcome your questions, comments, or suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated Short Term Income Fund represents a high-quality, fixed income portfolio combining various fixed income asset classes. Investments are concentrated in U.S. Treasury, government agency, and high-quality corporate debt securities. The investment objective of the fund is to seek to provide current income. To the extent consistent with this objective, the fund will strive to minimize fluctuation in principal value through a portfolio with an effective average life of no greater than three years, but generally having an effective modified duration of no greater than two years.

The reporting period under review was characterized by three distinctly different intervals. The first, which lasted until the end of July 1998, was a "steady-as-she-goes" period where the fund performed in line with historical precedent; in other words, as expected. The second period, which ran essentially from August through November 1998, was characterized by extreme volatility triggered by global economic and credit concerns. This period featured unprecedented spread widening in all sectors, even off- the-run treasury securities. The third period, which comprised the remainder of the fiscal year, might be characterized as the "recovery period." During this latter period, a battle of countervailing forces ensued. On one hand, credit spreads began to recover from levels which had brought some of the world's most savvy investors to their knees. This recovery of spread product however, was more than offset by a significant increase in Treasury yields, especially in shorter maturity securities. For example, from a low of 3.82% on October 15, 1998, the yield on the 2- Year U.S. Treasury note steadily climbed until it reached 5.35% on May 18, 1999, an increase of 150 basis points. By mid-spring 1999, the bond market was telling investors that not only was the global economy not coming to a standstill, there was in fact quite a bit of steam left, particularly in the U.S. At this writing the U.S. Federal Reserve Board (the "Fed") has moved to a bias toward increasing short-term interest rates, though the last time it maintained such a bias (from 1996 into 1998), there was no actual rate increase.

The net effect of this volatility was a relatively difficult year for the fund, which returned 5.25% 1 for Institutional Shares and 4.99%1 for Institutional Service Shares, compared to a 5.93% total return for the Merrill Lynch 1-3 Year Treasury Index2 and a 6.57% total return for the Merrill Lynch 1-3 Year Corporate Index.3 The fund's significant allocation to mortgage-backed and asset-backed securities, which performed poorly relative to corporate bonds, hindered comparisons to a "corporates-only" benchmark. Moreover, the fund's shorter average duration relative to the two benchmarks also affected relative performance as market yields fell during the reporting period under review.

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index tracking short-term U.S. government securities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.

3 The Merrill Lynch 1-3 Year Corporate Index is an unmanaged index trading short-term, domestic investment-grade corporate bonds with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.

Once the smoke began to clear from the "credit carnage" of the late summer and early fall, spread product slowly began to find new levels versus Treasuries. Not all of the widening has yet been retraced, nor is it likely to be, especially in the case of names and sectors perceived to be of lesser quality. In general, one sees a more significant degree of

 "credit tiering" than existed prior to the 1998 dislocation. There has also been differentiation across individual sectors. For example, within the corporate universe, financials have fared better than cyclicals until very recently, while across broad market sectors, corporate bonds have generally fared better than asset-backed securities (ABS). Within the asset-backed universe, triple-A rated securities have fared better than their non-triple-A counterparts, while individual sectors such as equipment leases have fared much better than, say, home equity loans (HELs). Even within the HEL sub-sector, there is now much more differentiation between individual issuers of HEL-backed ABS than there has been in the past. Finally, all of the above factors must now be taken in the context of an economy that would appear to be late in the economic cycle, yet which seems to show no inclination towards any significant slowdown. In terms of asset allocation, the situation has led fund management to adopt a middle-of-the-road portfolio with regard to credit, interest rate and prepayment risk. There is slightly more credit risk in the portfolio today than at the end of fiscal year 1998, mainly because of a prospectus change which allowed triple-B rated securities to be held in the portfolio for the first time. Nonetheless, the fund's average credit quality remains at a solid double-A level. The consumer appears to be in good shape, which bodes well for securities such as well-structured home equity and manufactured housing ABS, which have yet to show any meaningful recovery spread-wise from 1998. In addition, while economic activity remains rather robust, inflation remains relatively benign, which means the Fed is likely to neither raise nor lower short-term interest rates over the next several months despite the aforementioned movement to a tightening bias. Such an environment would seem to be a positive for mortgage-backed paper, especially of the credit sensitive variety. Finally, corporate bonds should continue to provide a relatively safe haven. Caution needs to be exercised in name selection, however, as those corporate entities showing significant earnings slowdowns will no doubt be punished.

GROWTH OF $25,000 INVESTED IN FEDERATED SHORT-TERM INCOME FUND-
INSTITUTIONAL SHARES

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed in the upper left hand corner. The Federated Short-Term Income Fund, (Institutional Shares) (the "Fund") is represented by a solid line. The Merrill Lynch Total Return Investment Grade Corporates Index ("MLTRIGCI") is represented by a dotted line and the Lipper Short Investment Grade Debt Funds Average ("LSIGDFA") is represented by dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund, the MLTRIGCI, and the LSIGDFA. The "x" axis reflects computation periods from 4/30/89 to 4/30/99. The "y" axis reflects the cost of the investment, beginning with $20,000 and going up to $60,000, in increments of $10,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MLTRIGCI and the LSIGDFA. The ending values were $45,716, $53,758, and $47,723, respectively.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 1999 1 Year 5.25% 5 Years 5.94% 10 Years 6.22% Start of Performance (7/1/86) 6.52%

The graph above illustrates the hypothetical investment of $25,000 1 in the Federated Short-Term Income Fund (Institutional Shares) (the "Fund") from April 30, 1989 to April 30, 1999, compared to the Merrill Lynch Total Return Investment Grade Corporates Index (Short-Term 1-2.99 Years) (MLTRIGCI)2 and the Lipper Short Investment Grade Debt Funds Average

(LSIGDFA).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTRIGCI and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The MLTRIGCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $25,000 INVESTED IN FEDERATED SHORT-TERM INCOME FUND-
INSTITUTIONAL SERVICE SHARES

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed in the upper left hand corner. The Federated Short-Term Income Fund, (Institutional Service Shares) (the "Fund") is represented by a solid line. The Merrill Lynch Total Return Investment Grade Corporates Index ("MLTRIGCI") is represented by a dotted line and the Lipper Short Investment Grade Debt Funds Average ("LSIGDFA") is represented by dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund, the MLTRIGCI, and the LSIGDFA. The "x" axis reflects computation periods from 1/24/92 to 4/30/99. The "y" axis reflects the cost of the investment, beginning with $22,000 and going up to $42,000, in increments of $5,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MLTRIGCI and the LSIGDFA. The ending values were $36,501, $40,308, and $36,980, respectively.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 1999 1 Year 4.99% 5 Years 5.67% Start of Performance (1/24/92) 5.35%

The graph above illustrates the hypothetical investment of $25,000 1 in the Federated Short-Term Income Fund (Institutional Service Shares) (the

"Fund") from January 24, 1992 (start of performance) to April 30, 1999, compared to the Merrill Lynch Total Return Investment Grade Corporates Index (Short-Term 1-2.99 Years) (MLTRIGCI)2 and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTRIGCI and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the indices and averages.

2 The MLTRIGCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

APRIL 30, 1999

PRINCIPAL

AMOUNT                                                         VALUE

                       CORPORATE BONDS/ASSET-

                       BACKED SECURITIES-60.1%

                       AUTOMOBILE-7.4%

  $  1,337,276         AFG Receivables Trust
                       1997-B, Class B, 6.40%,

                       2/15/2003                        $   1,347,426
       448,500         Fleetwood Credit Corp.
                       1992-A, Class A, 7.10%,

                       2/15/2007                              448,782

       750,000         Household Automobile
                       Revolving Trust I 1998-1,

                       Class B1, 6.30%, 5/17/2005             749,183
     2,000,000         Key Auto Finance Trust
                       1999-1, 7.08%, 1/15/2007             1,995,000

     1,422,092         Olympic Automobile
                       Receivables Trust 1995-B,
                       Class A2, 7.35%,

                       10/15/2001                           1,431,762

     5,000,000         Olympic Automobile
                       Receivables Trust 1996-C,

                       Class A5, 7.00%, 3/15/2004           5,094,200
     3,000,000         Premier Auto Trust 1995-3,
                       Class B, 6.25%, 8/6/2001             3,007,680
     1,313,523         The CIT Group
                       Securitization Corp. II,

                       Class B, 6.45%, 6/15/2018            1,329,114
       416,737         World Omni Automobile
                       Lease Securitization Trust
                       1997-A, Class A3, 6.85%,

                       6/25/2003                              420,182
                       TOTAL                               15,823,329

                       BANKING-5.7%
     1,000,000       1 J.P. Morgan & Co., Inc.,

                       Sub. Note, 5.00%,

                       8/19/2002                              967,495
     3,000,000    2, 3 KeyCorp, Series A, 6.625%,
                       6/15/2029                            3,002,520
     2,000,000         Mercantile Bancorporation,
                       Inc., 6.80%, 6/15/2001               2,035,400
     2,000,000         National Australia Bank,
                       Ltd., Melbourne, Sub.
                       Note, Series A, 6.40%,

                       12/10/2007                           2,005,860
     4,000,000         Toronto-Dominion Bank,
                       Sub. Note, 7.875%,

                       8/15/2004                            4,024,680
                       TOTAL                               12,035,955

                       BEVERAGE & TOBACCO-1.4%
     3,000,000         Philip Morris Cos., Inc.,

                       Deb., 6.00%, 11/15/1999              3,010,770
                       CABLE TELEVISION-1.0%

     2,000,000         Continental Cablevision,
                       Sr. Sub. Deb., 11.00%,

                       6/1/2007                             2,127,360
                       CREDIT CARD-12.3%

     3,000,000         American Express Credit
                       Account Master Trust 1997-
                       1, Class A, 6.40%,

                       4/15/2005                            3,065,370

     2,827,769         Banco Nacional de Mexico
                       S.A., Credit Card Merchant
                       Voucher Receivables Master
                       Trust Series 1996-A, Class

                       A1, 6.25%, 12/1/2003                 2,820,700

     5,000,000       1 Bridgestone/Firestone
                       Master Trust 1996-1, Class

                       B, 6.49%, 7/1/2003                   5,066,900

     2,000,000         Chemical Master Credit
                       Card Trust I 1995-3, Class

                       A, 6.23%, 4/15/2005                  2,021,020

     4,730,000         Circuit City Credit Card
                       Master Trust 1995-1, Class

                       A, 6.375%, 8/15/2005                 4,784,064

     1,590,000         Household Affinity Credit
                       Card Master Trust I 1993-2,

                       Class A, 5.60%, 5/15/2002            1,597,648
     3,000,000         Providian Master Trust
                       1997-4, Class B, 6.45%,

                       6/15/2007                            3,049,860


PRINCIPAL

AMOUNT                                                          VALUE

                       CORPORATE BONDS/ASSET-

                       BACKED SECURITIES-

                       Continued

                       CREDIT CARD-CONTINUED

 $   2,800,000         Spiegel Master Trust 1994-
                       B, Class A, 8.15%,

                       6/15/2004                       $    2,856,308
     1,000,000         Standard Credit Card
                       Master Trust I, Series
                       1994-4, Class A, 8.25%,

                       11/7/2003                            1,058,610
                       TOTAL                               26,320,480

                       FINANCIAL INTERMEDIARIES-
                       3.2%

     1,000,000         Donaldson, Lufkin and
                       Jenrette Securities Corp.,

                       Sr. Note, 5.875%, 4/1/2002             997,250
     1,500,000         Lehman Brothers Holdings,
                       Inc., Medium Term Note,

                       6.375%, 3/15/2001                    1,504,140
     2,400,000         Lehman Brothers Holdings,
                       Inc., Note, 6.125%,

                       7/15/2003                            2,366,784
     2,000,000         Merrill Lynch & Co., Inc.,
                       Note, 6.00%, 2/12/2003               2,003,360
                       TOTAL                                6,871,534

                       HOME EQUITY LOAN-10.9%

     2,000,000         2, 3 125 Home Loan Owner Trust 1998-1A, Class M2, 7.75%,

                       2/15/2029                            1,814,380

       766,192         AFC Home Equity Loan Trust
                       1992-3, Class A, 7.05%,

                       8/15/2007                              767,407

     1,316,762         Advanta Home Equity Loan
                       Trust 1992-1, Class A,

                       7.875%, 9/25/2008                    1,338,549

     2,000,000         Cityscape Home Equity Loan
                       Trust 1997-1, Class A4,

                       7.23%, 3/25/2018                     2,008,590

     2,000,000         Cityscape Home Equity Loan
                       Trust 1997-1, Class M1,

                       7.58%, 3/25/2018                     2,040,470

       895,113       1 ContiMortgage Home Equity
                       Loan Trust 1996-4, Class

                       A10, 5.166%, 1/15/2028                 896,921

     3,320,000         ContiMortgage Home Equity
                       Loan Trust 1997-3, Class

                       A5, 7.01%, 8/15/2013                 3,357,949

     2,000,000         ContiMortgage Home Equity
                       Loan Trust 1997-1, Class

                       A7, 7.32%, 9/15/2021                 2,024,440

       520,530         CWABS Asset Backed
                       Certificates 1996-1, Class

                       A-2, 6.525%, 2/25/2014                 524,470

     1,000,000         CWABS Asset-Backed
                       Certificates 1999-1, Class

                       BV, 7.689%, 2/25/2029                  992,030

     1,000,000         Green Tree Home Equity Loan
                       Trust 1999-A, Class A3,

                       5.98%, 4/15/2018                     1,000,810

     1,714,177         Green Tree Home Equity Loan
                       Trust 1999-A, Class B2A,

                       7.44%, 2/15/2029                     1,714,177

     1,521,493         Headlands Home Equity Loan
                       Trust 1998-2, Class A3,

                       6.67%, 12/15/2024                    1,516,746

     1,000,000         Mellon Bank Home Equity
                       Installment Loan 1998-1,

                       Class B, 6.95%, 3/25/2015              990,000
     2,363,000         New Century Home Equity
                       Loan Trust 1997-NC5, Class
                       M2, 7.24%, 10/25/2028                2,250,025
                       TOTAL                               23,236,964
                       MANUFACTURED HOUSING-4.7%

       796,215         Associates Manufactured
                       Housing Certificates 1996-
                       1, Class A2, 6.05%,

                       6/15/2027                              798,373

     1,063,959         Associates Manufactured
                       Housing Certificates 1996-
                       1, Class A2, 6.70%,

                       3/15/2027                            1,069,683

     1,000,000         Chase Funding Mortgage
                       Loan 1999-1, Class IIB,

                       7.688%, 6/25/2028                    1,000,000
     4,000,000         Green Tree Financial Corp.
                       1993-2, Class A4, 6.90%,

                       7/15/2018                            4,090,520
     2,000,000         Green Tree Financial Corp.
                       1996-2, Class B-1, 7.55%,

                       4/15/2027                            2,032,360

       747,720         Merrill Lynch Mortgage
                       Investors, Inc. 1991-I,

                       Class A, 7.65%, 1/15/2012              767,041
       296,133         Merrill Lynch Mortgage
                       Investors, Inc. 1992-B,

                       Class B, 8.50%, 4/15/2012              296,730
                       TOTAL                               10,054,707


PRINCIPAL

AMOUNT                                                          VALUE

                       CORPORATE BONDS/ASSET-
                       BACKED SECURITIES-
                       Continued
                       OTHER-ASSET BACKED-7.3%

 $     955,092 1, 2, 3 Bosque Asset Corp., Series
                       1, Class 1, 7.66%, 6/5/2002     $      955,092
     3,000,000         California Infrastructure
                       & Economic Development
                       Bank Special Purpose Trust
                       SCE-1, Class A3, 6.17%,

                       3/25/2003                            3,030,840
     1,969,405       1 Case Equipment Loan Trust,
                       Series 1999-A, Class B,

                       5.96%, 8/15/2005                     1,958,977
     4,312,008 1, 2, 3 C-BASS ABS, LLC, Series
                       1997-1, Class A1, 4.699%,

                       2/1/2017                             4,333,568

       260,000         Copelco Capital Funding
                       Corp. X 1997-A, Class A4,

                       6.47%, 4/20/2005                       262,547

     2,000,000         Fingerhut Master Trust
                       1998-2, Class A, 6.23%,

                       2/15/2007                            2,009,980

     8,079,749    2, 3 FMAC Loan Receivables
                       Trust 1997-A, Class A-X,

                       2.77%, 4/15/2019                       992,274

       585,860         NationsCredit Grantor
                       Trust 1997-1, Class A,

                       6.75%, 8/15/2013                       594,859

     1,500,000       1 Saxon Asset Securities
                       Trust 1999-1, Class BV1,

                       7.663%, 2/25/2029                    1,491,090
                       TOTAL                               15,629,227

                       STATE/PROVINCIAL-2.5%
     5,000,000         Province of Manitoba,

                       9.50%, 10/1/2000                     5,272,550

                       SUPRANATIONAL-0.8%
     1,700,000         Corp Andina De Fomento,

                       Bond, 7.10%, 2/1/2003                1,706,205

                       TELECOMMUNICATIONS &
                       CELLULAR-1.9%

     1,000,000         PanAmSat Corp., Note,

                       6.00%, 1/15/2003                       970,990

     3,000,000         Southwestern Bell Capital
                       Corp., Note, 8.81%,

                       12/16/2004                           3,119,130
                       TOTAL                                4,090,120

                       UTILITIES-1.0%

     2,000,000         Pennsylvania Power & Light
                       Co., 9.25%, 10/1/2019                2,092,420
                       TOTAL CORPORATE
                       BONDS/ASSET-BACKED
                       SECURITIES (IDENTIFIED

                       COST $128,173,603)                 128,271,621
                       MORTGAGE-BACKED

                       SECURITIES-29.7%

                       COMMERCIAL MORTGAGE-BACKED

                       SECURITIES-2.6%

     8,810,007         First Union Lehman
                       Brothers Commercial
                       Mortgage Trust, Series
                       1997-C1, Class IO, 1.307%,

                       4/18/2027                              570,184
     4,000,000 1, 2, 3 K Mart CMBS Financing,
                       Inc., Series 1997-1, Class
                       C, 5.64%, 3/1/2007                   3,966,140

     1,000,000 1, 2, 3 Nomura Depositor Trust
                       Commercial Mortgage Pass-
                       Thru, Series 1998-STI,
                       Class A3, 5.506%,

                       1/15/2003                              967,500
                       TOTAL                                5,503,824


PRINCIPAL

AMOUNT                                                          VALUE

                       MORTGAGE-BACKED

                       SECURITIES-Continued

                       NON-GOVERNMENT AGENCY

                       MORTGAGE-BACKED

                       SECURITIES-27.1%

 $     653,698       1 Bayview Financial
                       Acquisition Trust, Series
                       1998-1, Class MII1,
                       5.663%, 5/25/2029               $      618,359
       739,943         1, 2, 3 Bayview Financial Acquisition Trust, Series
                       1998-1, Class MF2, 5.763%,

                       5/25/2029                              691,151

     1,757,773       2 Bayview Financial
                       Acquisition Trust, Series
                       1998-1, Class MI1, 7.52%,

                       5/25/2029                            1,706,147
     1,181,972         Countrywide Home Loans,
                       Series 1997-5, Class A3,

                       7.50%, 9/25/2027                     1,182,137
     3,625,000         Countrywide Home Loans,
                       Series 1997-6, Class A1,

                       6.75%, 11/25/2027                    3,637,905
     2,238,870         Countrywide Home Loans,
                       Series 1997-A2, Class A3,

                       9.00%, 4/25/2027                     2,270,214
     7,500,000         Countrywide Home Loans,
                       Series 1997-A7, Class A5,

                       7.50%, 9/25/2027                     7,601,850

       894,000         GE Capital Mortgage
                       Services, Inc., Series
                       1994-27, Class A3, 6.50%,

                       7/25/2024                              897,147

       518,038         GE Capital Mortgage
                       Services, Inc., Series
                       1998-11, Class 1A1, 6.75%,

                       6/25/2028                              519,574

     4,982,915         GE Capital Mortgage
                       Services, Inc., Series
                       1995-11, Class B1, 7.50%,

                       12/25/2025                           4,921,126

     2,170,442         GE Capital Mortgage
                       Services, Inc., Series
                       1996-3, Class A1, 7.00%,

                       3/25/2026                            2,185,462

        16,945         GE Capital Home Equity Loan
                       Trust 1991-1, Class A,

                       7.20%, 9/15/2011                        17,112
       784,902       1 Glendale Federal Bank,
                       Series 1988-1, Class A,

                       6.743%, 11/25/2027                     782,692

     3,615,800       1 Greenwich Capital
                       Acceptance, Series 1994-C,
                       Class B1, 6.662%,

                       1/25/2025                            3,627,099

     7,279,660       1 Greenwich Capital
                       Acceptance, Series 1994-B,

                       6.198%, 7/1/2018                     7,056,756

     2,271,988       1 Greenwich Capital
                       Acceptance, Series 1993-
                       AF1, Class B1, 7.617%,

                       8/25/2023                            2,281,939

     1,284,084       1 Greenwich Capital
                       Acceptance, Series 1993-
                       LB2, Class A1, 7.073%,

                       8/25/2023                            1,281,074

     2,172,153         1, 2 Greenwich Capital Acceptance, Series 1991-4,

                       8.57%, 7/1/2019                      2,179,626

       709,526         Greenwich Capital
                       Acceptance, Series 1993-
                       LB3, Class A1, 6.996%,

                       1/25/2024                              707,908

       236,682       2 Long Beach Federal Savings
                       Bank, Series 1992-3, Class

                       A, 9.60%, 6/15/2022                    236,682

     3,070,000       1 Mellon Residential Funding
                       Corp., Series 1998-TBC1,
                       Class B1, 6.593%,

                       10/25/2028                           3,060,422

     1,672,286         Prudential Home Mortgage
                       Securities, Series 1992-5,

                       Class A6, 7.50%, 4/25/2007           1,690,129
     1,387,571         Residential Accredit
                       Loans, Inc., Series 1996-
                       QS8, Class A3, 7.05%,

                       12/25/2026                           1,385,775

     2,000,000         Residential Accredit
                       Loans, Inc., Series 1997-
                       QS12, Series Class A6,

                       7.25%, 11/25/2027                    2,001,760

     1,409,822       1 Residential Funding
                       Mortgage Securities I,
                       Series 1994-S13, Class M1,

                       7.00%, 5/25/2024                     1,403,407

     4,000,000       1 Salomon Brothers Mortgage
                       Services, Series 1999-NC2,

                       Class M3,

                       8.163%, 4/25/2029                    3,980,000
                       TOTAL                               57,923,453

                       TOTAL MORTGAGE-BACKED
                       SECURITIES (IDENTIFIED

                       COST $63,892,378)                   63,427,277

PRINCIPAL

AMOUNT                                                         VALUE

                       GOVERNMENT AGENCY

                       MORTGAGE-BACKED

                       SECURITIES-4.5%

 $   2,000,000         FHLBS, Sr. Note, 5.80%,

                       9/2/2008                        $    1,978,740
     1,885,098         GNMA, Pool 354754, 7.50%,
                       2/15/2024                            1,943,423
     5,169,200         GNMA, Pool 780360, 11.00%,
                       9/15/2015                            5,781,440

                       TOTAL GOVERNMENT AGENCY
                       MORTGAGE-BACKED SECURITIES
                       (IDENTIFIED COST

                       $9,715,670)                          9,703,603
                       U.S. TREASURY NOTES-3.1%

     1,000,000         Note, 4.75%, 11/15/2008                954,840
       500,000         Note, 5.625%, 5/15/2008                507,125
     3,000,000         Note, 5.75%, 11/15/2000              3,030,690
     1,000,000         Note, 5.875%, 9/30/2002              1,020,270
       935,000         Note, 6.625%, 5/15/2007              1,006,808
                       TOTAL U.S. TREASURY NOTES
                       (IDENTIFIED COST

                       $6,622,364)                          6,519,733
                       REPURCHASE AGREEMENT-6.0%

                       4

    12,895,000         ABN AMRO, Inc., 4.94%,
                       dated 4/30/1999, due

                       5/3/1999                            12,895,000

                       TOTAL INVESTMENTS
                       (IDENTIFIED COST

                       $221,299,015) 5                  $ 220,817,234

1 Denotes variable rate and floating rate obligations for which the current rate is shown.

2 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At April 30, 1999, these securities amounted to $20,845,080 which represents 9.8% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $16,722,626 which represents 7.8% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's board of directors.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint accounts with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $221,299,015. The net unrealized depreciation of investments on a federal tax basis amounts to $(481,781) which is comprised of $1,102,778 appreciation and $1,584,559 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($213,555,897) at April 30, 1999.

The following acronym is used throughout this portfolio:

IO -Interest Only

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 1999


ASSETS:
Total investments in
securities, at value
(identified and tax cost
$221,299,015)                                   $ 220,817,234
Income receivable                                   1,359,569
Receivable for investments
sold                                                  181,845
Receivable for shares sold                            923,826
TOTAL ASSETS                                      223,282,474
LIABILITIES:

Payable for investments
purchased                       $ 8,562,396
Payable for shares
redeemed                            450,245
Income distribution
payable                             690,345
Accrued expenses                     23,591
TOTAL LIABILITIES                                   9,726,577
Net assets for 24,643,576
shares outstanding                              $ 213,555,897
NET ASSETS CONSIST OF:

Paid in capital                                 $ 238,494,876
Net unrealized
depreciation of
investments                                          (481,781)
Accumulated net realized
loss on investments                               (24,078,137)
Distributions in excess of
net investment income                                (379,061)
TOTAL NET ASSETS                                $ 213,555,897
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
INSTITUTIONAL SHARES:
$188,773,237 / 21,783,596
shares outstanding                                      $8.67
INSTITUTIONAL SERVICE
SHARES:
$24,782,660 / 2,859,980
shares outstanding                                      $8.67


See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED APRIL 30, 1999


INVESTMENT INCOME:
Interest                                                           $ 13,626,011
EXPENSES:

Investment advisory fee                          $   845,655
Administrative personnel
and services fee                                     159,406
Custodian fees                                        16,410
Transfer and dividend
disbursing agent fees and
expenses                                              54,374
Directors'/Trustees' fees                              7,896
Auditing fees                                         17,635
Legal fees                                             5,736
Portfolio accounting fees                             71,955
Distribution services fee-
Institutional Service
Shares                                                45,956
Shareholder services fee-
Institutional Shares                                 482,579
Shareholder services fee-
Institutional Service
Shares                                                45,956
Share registration costs                              31,095
Printing and postage                                  27,794
Insurance premiums                                     1,987
Miscellaneous                                         11,489
TOTAL EXPENSES                                     1,825,923
WAIVERS:
Waiver of investment
advisory fee                    $  (58,212)
Waiver of distribution
services fee-Institutional
Service Shares                     (44,118)
Waiver of shareholder
services fee-Institutional
Shares                            (482,579)
Waiver of shareholder
services fee-Institutional
Service Shares                      (1,838)
TOTAL WAIVERS                                       (586,747)
Net expenses                                                          1,239,176
Net investment income                                                12,386,835
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on
investments                                                            (473,737)
Net change in unrealized
(depreciation) of
investments                                                          (1,277,233)
Net realized and
unrealized loss on
investments                                                          (1,750,970)
Change in net assets
resulting from operations                                          $ 10,635,865


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED APRIL 30                        1999                  1998
INCREASE (DECREASE) IN NET

ASSETS
OPERATIONS:

Net investment income           $    12,386,835       $    12,944,733
Net realized loss on
investments ($159,370) and
($696,886), respectively,
as computed for federal

tax purposes)                          (473,737)             (447,608)
Net change in unrealized
appreciation/depreciation            (1,277,233)            1,977,389
CHANGE IN NET ASSETS

RESULTING FROM OPERATIONS            10,635,865            14,474,514
DISTRIBUTIONS TO
SHAREHOLDERS:

Distributions from net
investment income

Institutional Shares                (11,460,278)          (12,014,535)
Institutional Service
Shares                               (1,046,067)             (960,510)
CHANGE IN NET ASSETS
RESULTING FROM

DISTRIBUTIONS

TO SHAREHOLDERS                     (12,506,345)          (12,975,045)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              107,517,949            86,943,198
Net asset value of shares
issued to shareholders in
payment of
distributions declared                4,068,684             3,931,188
Cost of shares redeemed            (108,552,678)         (112,005,010)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                          3,033,955           (21,130,624)
Change in net assets                  1,163,475           (19,631,155)
NET ASSETS:

Beginning of period                 212,392,422           232,023,577
End of period (including
distributions in excess of
net investment income of
$376,061, and $259,441,

respectively)                   $   213,555,897       $   212,392,422


See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED APRIL 30,              1999         1998         1997         1996         1995
NET ASSET VALUE, BEGINNING

OF PERIOD                       $ 8.74       $ 8.68       $ 8.68       $ 8.61       $ 8.85
INCOME FROM INVESTMENT
OPERATIONS:

Net investment income             0.52         0.52         0.54         0.57         0.54
Net realized and
unrealized gain (loss)
on investments                   (0.07)        0.06         0.01         0.07        (0.24)
TOTAL FROM INVESTMENT

OPERATIONS                        0.45         0.58         0.55         0.64         0.30
LESS DISTRIBUTIONS:
Distributions from net
investment income                (0.52)       (0.52)       (0.54)       (0.57)       (0.54)
Distributions in excess of
net investment income 1              -            -        (0.01)           -            -
TOTAL DISTRIBUTIONS              (0.52)       (0.52)       (0.55)       (0.57)       (0.54)
NET ASSET VALUE, END OF

PERIOD                           $8.67        $8.74        $8.68        $8.68        $8.61
TOTAL RETURN 2                    5.25%        6.88%        6.53%        7.51%        3.55%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 3                        0.84%        0.84%        0.84%        0.85%        0.59%
Net investment income 3           5.60%        5.68%        5.93%        6.14%        6.19%
Expenses (after waivers)          0.56%        0.56%        0.56%        0.56%        0.56%
Net investment income
(after waivers)                   5.88%        5.96%        6.21%        6.43%        6.22%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                 $188,773     $197,610     $214,438     $216,675     $219,649
Portfolio turnover                  54%          49%          55%          77%          38%


1 Distributions in excess of net investment income for the year ended April 30, 1997 was the result of certain book and tax timing differences. This distribution did not represent a return of capital for federal income tax purposes for the year ended April 30, 1997.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED APRIL 30,             1999        1998        1997        1996        1995
NET ASSET VALUE, BEGINNING

OF PERIOD                      $ 8.74      $ 8.68      $ 8.68      $ 8.61      $ 8.85
INCOME FROM INVESTMENT
OPERATIONS:

Net investment income            0.50        0.50        0.53        0.54        0.52
Net realized and
unrealized gain (loss) on
investments                     (0.07)       0.06           -        0.07       (0.24)
TOTAL FROM INVESTMENT

OPERATIONS                       0.43        0.56        0.53        0.61        0.28
LESS DISTRIBUTIONS:

Distributions from net

investment income               (0.50)      (0.50)      (0.53)      (0.54)      (0.52)
NET ASSET VALUE, END OF

PERIOD                         $ 8.67      $ 8.74      $ 8.68      $ 8.68      $ 8.61
TOTAL RETURN 1                   4.99%       6.61%       6.27%       7.25%       3.29%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 2                       1.09%       1.09%       1.09%       1.10%       1.08%
Net investment income 2          5.35%       5.45%       5.68%       5.88%       5.63%
Expenses (after waivers)         0.81%       0.81%       0.81%       0.81%       0.81%
Net investment income
(after waivers)                  5.63%       5.73%       5.96%       6.17%       5.90%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                 $24,783     $14,783     $17,586     $16,346     $17,091
Portfolio turnover                 54%         49%         55%         77%         38%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratio would have been as indicated.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 1999

ORGANIZATION

Federated Income Securities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of two portfolios. The financial statements included herein are only those of Federated Short- Term Income Fund (the "Fund"). The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek to provide current income. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards. The following reclassifications have been made to the financial statements.

                      INCREASE (DECREASE)

                                 DISTRIBUTIONS

                  ACCUMULATED    IN EXCESS OF
                  NET REALIZED   NET INVESTMENT

PAID IN CAPITAL   LOSS           INCOME
 ($1,132,354)        $1,132,464           ($110)

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At April 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward, as noted below, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2000                    $ 4,105,766
2002                        669,532
2003                      5,572,713
2004                     10,784,773
2005                      1,566,031
2006                        696,886
2007                        159,370

Additionally, net capital losses of $523,066 attributable to security transactions incurred after October 31, 1998, are treated as arising on the first day of the Fund's next taxable year.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at April 30, 1999 is as follows:

                             ACQUISITION   ACQUISITION

SECURITY                     DATE          COST
Bayview Financial
Acquisition Trust, Series
1998-1, Class MI 1            12/8/1998      $1,774,865
Bosque Asset Corp., Series
1, Class 1                    6/19/1997      $  882,108

C-Bass ABS, LLC

Series 1997-1, Class A1       2/25/1997      $4,269,437
FMAC Loan Receivables
Trust 1997-A, Class A-X       6/16/1997      $1,176,318
Greenwich Capital
Acceptance Corp. 1991-4       1/7/1993       $2,550,009
KeyCorp., Series A            5/27/1997      $2,997,210

KMart CMBS Financing, Inc.

Series 1997-1, Class C        3/4/1997       $4,000,000
Long Beach Federal Savings
Bank, Series 1992-3           6/29/1992      $2,617,645
Nomura Depositor Trust

CMPT Series 1998-STI,

Class A3                      2/3/1998       $1,000,000
125 Home Loan Owner Trust
1998-1A, Class M2             7/30/1998      $1,999,062

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


YEAR ENDED APRIL 30                       1999                                1998
INSTITUTIONAL SHARES:            SHARES              AMOUNT          SHARES              AMOUNT
Shares sold                     9,621,324       $  84,107,769       8,961,823       $   78,330,489
Shares issued to
shareholders in payment of
distributions declared            403,569           3,521,511         396,037            3,459,922
Shares redeemed               (10,846,334)        (94,780,480)    (11,445,782)        (100,001,871)
NET CHANGE RESULTING FROM
INSTITUTIONAL SHARE

TRANSACTIONS                     (821,441)      $  (7,151,200)     (2,087,922)      $  (18,211,460)


YEAR ENDED APRIL 30                       1999                                 1998
INSTITUTIONAL SERVICE SHARES:    SHARES              AMOUNT          SHARES              AMOUNT
Shares sold                     2,684,133       $  23,410,180         985,377       $    8,612,709
Shares issued to
shareholders in payment of
distributions declared             62,720             547,173          53,929              471,266
Shares redeemed                (1,577,954)        (13,772,198)     (1,373,242)         (12,003,139)
NET CHANGE RESULTING FROM
INSTITUTIONAL SERVICE

SHARE TRANSACTIONS              1,168,899       $  10,185,155        (333,936)      $   (2,919,164)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS                347,458       $   3,033,955      (2,421,858)      $  (21,130,624)


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser, receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Institutional Service Shares annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1999, were as follows:

Purchases   $116,302,284
Sales       $109,131,933

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF
FEDERATED SHORT-TERM INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Short-Term Income Fund (a portfolio of Federated Income Securities Trust), as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Short-Term Income Fund, a portfolio of Federated Income Securities Trust, at April 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

[Graphic]

Ernst & Young LLP

Boston, Massachusetts
June 21, 1999

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN
JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated

World-Class Investment Manager

ANNUAL REPORT

Federated Short-Term Income Fund

ANNUAL REPORT
TO SHAREHOLDERS

APRIL 30, 1999

[Graphic]
Federated

Federated Short-Term Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 31420C308
Cusip 31420C209
G00831-01 (6/99)

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